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                             STOCK PLEDGE AGREEMENT

         AGREEMENT, made as of the 2nd day of November, 1995, between by and between Joseph C. Hogan, Jr. (the "Pledgor") and ArQule, Inc., a Delaware corporation with a principal place of business at 200 Boston Avenue, Medford, Massachusetts 02166 (the "Pledgee").

         WHEREAS, the Pledgor has requested that the Pledgee advance the Pledgor the principal sum of $120,000 (the "Loan"), as evidenced by a promissory note of even date herewith by the Pledgor in favor of the Pledgee (the "Secured Note"); and

         WHEREAS, the Pledgee is unwilling to advance the Loan and accept the Secured Note without the assurances herein provided.

         NOW, THEREFORE, in order to induce the Pledgee to accept the Secured Note and in consideration therefor and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

         1.       Certain Definitions.

                  (a) The term "Stock" as used herein means that number of shares of Common Stock, $0.01 par value (the "Common Stock"), of the Pledgee that will be distributed to the Pledgor upon the dissolution of ArQule Partners, L.P. (the "Partnership"), whose "fair market value" is equal to the principal sum of the Loan on the Distribution Date (as defined in Section 3). For purposes of this definition, the "fair market value" shall equal the last reported closing price of the Common Stock quoted on the Nasdaq National Market, or any exchange on which the Common Stock is listed, as published in the Wall Street Journal, or such lesser number as shall be subject to this Agreement following any partial release as provided in Section 14 hereof.

                  (b) The term "Obligations" as used herein means all indebtedness, obligations and liabilities of the Pledgor to the Pledgee, now existing or hereafter arising, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising under Pledgor's Secured Note in the original principal amount of $120,000 payable to the order of Pledgee, as from time to time amended, revised or assigned.

                  (c) The term "Collateral" as used herein means the Stock and any other property at any time, whether now or hereafter, pledged with the Pledgee hereunder (whether described herein or not) and all income therefrom, increases therein and proceeds thereof.

                  (d) The term "Event of Default" shall mean Pledgor's failure to pay any and all amounts due under the Secured Note, an event of default pursuant to the terms of any of the documents or instruments evidencing any of the Obligations or the breach of a covenant or agreement herein contained.
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                  (e) Terms used herein without definition which are defined in the Uniform Commercial Code of The Commonwealth of Massachusetts have such defined meanings herein, unless the context otherwise indicates or requires.

         2. Security for Obligations. This Agreement and the pledge of the Collateral hereunder is made with the Pledgee as security for the Obligations.

         3. Pledge of Collateral. For valuable consideration, receipt of which is hereby acknowledged by the Pledgor, the Pledgor hereby grants a security interest in and pledges the Collateral to the Pledgee, to be held by the Pledgee subject to the terms and conditions hereinafter set forth. The Pledgor hereby acknowledges and agrees that upon distribution to the Pledgor of the Stock by the Partnership (the "Distribution Date"), the Pledgor shall promptly deliver certificates representing such Stock to the Pledgee and such Stock shall be considered to be Collateral for purposes of this Agreement, subject to the limitation specified in Section 1(a).

         4. Representations, Warranties and Covenants of the Pledgor.

                  (a) Warranty of Title, Etc. The Pledgor represents and warrants (other than as provided in that certain Co-Sale Agreement dated as of the date hereof by and among the Pledgor, the Pledgee and the stockholders of the Pledgee listed therein) that:

                  (i) upon the distribution and receipt of the Stock, he will own and have good title to the Stock, free of all encumbrances and liens;

                  (ii) upon delivery of the certificates representing the Stock in accordance with Section 3, the Pledgee shall have a valid, perfected and first priority security interest in the Collateral in accordance with the terms hereof;

                  (iii) he has the full right and power to enter into this Agreement and to take any actions contemplated or permitted by this Agreement to be taken by him;

                  (iv) neither this Agreement, nor the pledge of the Collateral hereunder, will violate any agreement or commitment to which the Pledgor is a party or by which Pledgor or any of Pledgor's property is bound or affected; and

                  (v) this Agreement is binding upon the Pledgor, his successors and assigns.

                  (b) General Covenants. The Pledgor covenants that he will defend the Pledgee's rights and security interest hereunder in the Collateral against the claims and demands of all persons whomsoever, and that the Pledgor will have the like title to and right to


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         pledge the Collateral and will likewise defend the Pledgee's rights and security interests therein.

         5. Dividends, Liquidation, Recapitalization, Etc. In case any distribution of capital or stock dividend shall be made on or in respect of any of the Collateral or payment of any dividend in cash or other property shall be made in respect of the Collateral, or any money or property shall otherwise be distributed upon or with respect to any of the Collateral, including pursuant to a recapitalization or reclassification of the capital of the Pledgee or pursuant to a reorganization or liquidation or dissolution of the Pledgee, capital, dividend, principal, interest or other money or property so distributed shall be delivered to the Pledgee to be held by it as part of the Collateral and as security for the Obligations. All capital, dividends, principal, interest and other sums of money and property, if any, paid or distributed in respect of the Collateral, which are received by the Pledgor shall, until paid or delivered to the Pledgee, be held in trust for the Pledgee as part of the Collateral and as security for the Obligations.

         6. Voting, Etc., Prior to Maturity. Unless and until an Event of Default shall have occurred and be continuing, and until notice of such Event of Default has been given by the Pledgee, the Pledgor shall be entitled to vote the Stock and to give consents, waivers and ratifications in respect of the Stock; provided, however, that no vote shall be cast, or consent, waiver or ratification given or action taken which would be inconsistent with or violate any provisions of any of the documents or instruments evidencing any of the Obligations or of this Agreement. Until the occurrence of an Event of Default, the Pledgee shall execute and deliver to the Pledgor such proxies or other documents in writing as may be necessary to enable the Pledgor to exercise the foregoing rights. All such rights of the Pledgor to vote and give consents, waivers and ratifications shall cease forthwith in case an Event of Default shall have occurred and be continuing, without any notice (except as provided in this section 6) or demand by the Pledgee to the Pledgor.

         7. Remedies. If an Event of Default shall have occurred and be continuing, the Pledgee shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of The Commonwealth of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as the Pledgee deems expedient:

                  (i) The Pledgee may vote any or all shares of the Stock (whether or not the same shall have been transferred into its name or the name of its nominee or nominees) and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney in-fact of the Pledgor, with full power of substitution, to do so);

                  (ii) The Pledgee may demand, sue for, collect or make any compromise or settlement the Pledgee deems suitable in respect of any Collateral held by it hereunder;


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                  (iii) The Pledgee may sell, resell, assign and deliver, or otherwise dispose of any or all of the Collateral, for cash and/or credit and upon such terms, at such place or places and at such time or times and to such persons, firms, companies or corporations as the Pledgee deems expedient, all without demand for performance by the Pledgor or any notice or advertisement whatsoever except such as may be required by law; and

                  (iv) The Pledgee may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees.

         If any of the Collateral is sold by the Pledgee upon credit or for future delivery, the Pledgee shall not be liable for the failure of the purchaser to pay for the same and in such event the Pledgee may resell such Collateral.

         The Pledgee may buy any part or all of the Collateral at any public sale and if any part or all of the Collateral is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, the Pledgee may, in its sole discretion, buy at private sale and may make payments therefor by any means including, without limitation, cancellation of indebtedness secured thereby.

         The Pledgee may, in its sole discretion, apply the cash proceeds actually received from any sale or other disposition to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, and all legal expenses, travel and other expenses which may be incurred by the Pledgee in attempting to collect the Obligations or to enforce this Agreement or any instrument evidencing the Obligations or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement or any instrument evidencing the Obligations, and then to the Obligations with respect to principal or interest, or both, or other fees and expenses, in such proportions as the Pledgee, in its sole discretion, shall determine, and any surplus shall be paid to the Pledgor.

         The Pledgor recognizes that the Pledgee may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the United States Securities Act of 1933, as amended, or in other applicable laws, regulations or agreements to which such Stock may be subject but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. The Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall be deemed to have been made in a commercially reasonable manner. The Pledgee shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the said Securities Act or other applicable law, even if the issuer would agree to do so.




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         8. Marshalling. The Pledgee shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Collateral pledged hereunder), or guaranties of, the Obligations or any of them, or to resort to such security or guaranties in any particular order; and all of the rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Pledgee's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and to the extent that it lawfully may the Pledgor hereby irrevocably waives the benefits of all such laws.

         9. Pledgor's Obligations Not Affected. The obligations of the Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by (a) any bankruptcy, insolvency, arrangement, readjustment, composition or the like of the Pledgor; (b) any exercise or non-exercise, or any waiver, by the Pledgee of any right, remedy, power or privilege under or in respect of any of the Obligations or any security therefor (including this Agreement); (c) any amendment to or modification of any of the Obligations; (d) any amendment to or modification of any instrument (other than this Agreement) evidencing or securing or guaranteeing any of the Obligations; or (e) the taking of additional security for, or any guaranty of, any of the Obligations or the release or discharge or termination of any security or guaranty for any of the Obligations, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

         10. Further Assurances. The Pledgor will do all such acts, and will furnish to the Pledgee all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and approvals and will do or cause to be done all such other things, including without limitation the execution and delivery of further agreements and instruments, as the Pledgee may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Pledgee hereunder.

         11. Pledgee's Exoneration. Under no circumstances shall the Pledgee be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral of any nature or kind, or any matter or proceedings arising out of or relating thereto, but the same shall be at the Pledgor's sole risk at all times. The Pledgee shall not be required to take any action of any kind to collect, preserve or protect its or the Pledgor's rights in the Collateral or against other parties thereto. The Pledgee's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations.

         12. No Waiver, Etc. No act, failure or delay by the Pledgee shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by the Pledgee of any default or right or remedy which it may have shall operate a waiver of any other default,


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right or remedy or of the same default, right or remedy on a future occasion.
The Pledgor hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations or the Collateral, and any and all other notices and demands whatsoever (except as expressly provided herein).

         13. Notices, Etc. All notices, requests and other communications hereunder shall be in writing and shall be delivered in hand or by telex or telecopy or where telex or telecopy communication is not possible, by mail, return receipt requested, or by a nationally known overnight courier service addressed as follows:

                  If to the Pledgor:

                              To the address set forth at
                              the foot of this
                              agreement.

                              with a copy to:

                              Such person or persons
                              as Pledgor may designate
                              from time to time.


                              If to the Pledgee:

                              ArQule, Inc.
                              200 Boston Avenue
                              Medford, MA  02166
                              Attn:  Eric B. Gordon

                              with a copy to:

                              Palmer & Dodge
                              One Beacon Street
                              Boston, Massachusetts 02108
                              Attn:  Michael Lytton, Esq.

or to such other address as the party to receive any such communication or notice may have designated by written notice to the other party from time to time.

         14. Termination; Partial Release. Upon payment and performance in full of the Obligations in accordance with their terms and the performance by the Pledgor of all of his covenants and agreements hereunder, this Agreement shall terminate and the Pledgor shall be entitled to the return, at the Pledgor's expense, of such of the Collateral in the possession or control of the Pledgee as has not theretofore been disposed of pursuant to the provisions hereof,


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together with any moneys and other property at the time held by the Pledgee hereunder. Notwithstanding the foregoing, if at any time during the term of this Agreement, the fair market value of the Stock exceeds the remaining aggregate principal amount of the Pledgor's Secured Note on any Stock Valuation Date (as defined below), the Pledgee shall release from this Pledge Agreement and deliver to the Pledgor that number of shares of Stock (rounded down to the nearest whole number) as shall equal the amount of such excess value divided by the fair market value of the Stock on such Stock Valuation Date. As used herein, the term "Stock Valuation Date" shall mean November 30 of each year during the term of this Pledge Agreement and the term "fair market value" shall mean the average of the last reported closing price of the Common Stock quoted on the Nasdaq National Market or on any exchange on which the Stock is listed, whichever is applicable, as published in The Wall Street Journal for the five (5) trading days prior to the Stock Valuation Date.

         15. Miscellaneous Provisions.

         (a) Waivers; Amendments. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged therewith.

         (b) Successors and Assigns. This Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors and assigns of the Pledgor, and shall, together with the rights and remedies of the Pledgee hereunder, inure to the benefit of the Pledgee and the Pledgee's successors and assigns.

         (c) Governing Law. This Agreement and the obligations of the Pledgor hereunder shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

         (d) Section Headings. The descriptive section headings herein have been inserted for convenience of reference only and do not define or limit the provisions hereof.

         (e) Severability. If any terms of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.

         (f) Counterparts. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, binding upon all the parties hereto, notwithstanding that all the parties are not signatories to the original or the same counterpart. In pleading or proving any provision of this Agreement, it shall not be necessary to produce more than one of such counterparts.

         16. Receipt. The Pledgor acknowledges receipt of a copy of this Agreement.


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         IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this
Agreement to be duly executed, as an instrument under seal, as of the date first above written.

                                        Pledgor:


                                        /s/
                                        -------------------------
                                        Joseph C. Hogan, Jr.
                                        Address:
                                        50 Oak Avenue
                                        Belmont, MA 02128




                                        Pledgee:

                                        ARQULE, INC.


                                        By:/s/
                                        -------------------------
                                        Name:  Eric B. Gordon
                                        Title: President




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